UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2015

MOMENTIVE PERFORMANCE MATERIALS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-146093	20-5748297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

260 Hudson River Road
Waterford, NY 12188
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (518) 233-3370

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2015, Momentive Performance Materials Inc. (the “Company”) issued a press release announcing the appointment of Erick R. Asmussen as Senior Vice President and Chief Financial Officer of the Company effective May 26, 2015. In conjunction with the appointment of Mr. Asmussen, Brian D. Berger will resign the position of Interim Chief Financial Officer, which he has held since October 24, 2014.
Prior to joining Momentive, Mr. Asmussen, age 48, served as Vice President and Chief Financial Officer of GrafTech International, Ltd. (NYSE:GTI) from September 2013 to May 2015. Mr. Asmussen joined GrafTech in 1999 as the Tax Director. He has also served as GrafTech’s Worldwide Controller and Tax Director from December 1999 to August 2002, Treasurer and Director of Finance from September 2002 to April 2005 and Vice President of Strategy, Planning and Corporate Development from May 2005 to August 2013. Prior to GrafTech, Mr. Asmussen worked in various financial positions with Corning Incorporated, AT&T Corporation and Arthur Anderson LLP.
Mr. Asmussen’s terms of employment provide, among other things, that he will (i) receive an annual base salary of $425,000 for his first year, (ii) be eligible to receive annual cash incentive compensation awards with a target opportunity equal to 65% of his annual base salary; (iii) be eligible to receive severance equal to 12 months of base salary in the event of a termination of his employment by the Company without cause; (iv) receive relocation benefits under the Company’s relocation policy; and (vi) be eligible for four weeks of vacation and the Company’s standard health and welfare benefits for all employees. In addition, Mr. Asmussen will be nominated to receive equity awards in connection with his hire, in the form of (x) 117,600 options to acquire shares of common stock of MPM Holdings Inc., the indirect parent of the Company (“MPM Holdings”), and (y) restricted stock units covering 50,400 shares of MPM Holdings’ common stock, in each case subject to vesting and other terms and conditions set forth in the applicable award agreements.
The foregoing summary of Mr. Asmussen’s terms of employment does not purport to be complete and is subject to and qualified in its entirety by reference to the terms of employment which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2015.

A copy of the press release dated May 5, 2015 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
99.1	Press release of Momentive Performance Materials Inc. dated May 5, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE PERFORMANCE MATERIALS INC.

Date: May 5, 2015	/s/ Billie Jo Cuthbert
Billie Jo Cuthbert
Vice President and Controller

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of Momentive Performance Materials Inc. dated May 5, 2015